UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                                December 3, 2004

                                   GEXA CORP.
               (Exact Name of Registrant as Specified in Charter)


            Texas                    0-16179                 76-0670175
 ----------------------------     -------------         --------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)          Identification No.)


                                20 Greenway Plaza
                                    Suite 600
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 470-0400
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On December 2, 2004, Gexa Corp. ("Gexa" or the "Company") issued a press release announcing its selection by the Public Utility Commission of Texas as the Provider of Last Resort in the Texas AEP North Market. The Company also provided a fourth quarter operational update. The press release is filed as an exhibit to this Form 8-K and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits

     99.1    Press release dated December 2, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 GEXA CORP.

Date: December 3, 2004                           By:    /s/  David K. Holeman
                                                     ---------------------------
                                                 Name:  David K. Holeman
                                                 Title: Chief Financial Officer